UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 27, 2021

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Westchester Ave Suite 407A Port Chester, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 914 615 9912

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Constellation Acquisition Corp I (the “Company”) is filing this Amendment No. 2 on Form 8-K/A (the “Second Amendment”) to amend the Company’s Amendment No. 1 on Form 8-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 27, 2021 (the “First Amendment”), which was filed to amend and restate the Company’s audited balance sheet as of January 29, 2021 that had been filed with the Company’s Current Report on Form 8-K, originally filed with the SEC on February 4, 2021 (the “Original 8-K”). This Amendment No. 2 is being filed by the Company solely to correct a typographical error in the Report of Independent Registered Public Accounting Firm, included as part of Exhibit 99.1 to the First Amendment, which inadvertently omitted the Company’s name.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2022

CONSTELLATION ACQUISITION CORP I

By:	/s/ Thomas Stapp
Name:	Thomas Stapp
Title:	Chief Financial Officer

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